EXHIBIT 99.2
UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re FEDDERS NORTH AMERICA, INC., et al.	Case No.: 07-11176
Reporting Period: September 2007
MONTHLY OPERATING REPORT
file with the court and submit a copy to United States Trustee within 20 days after end of month
Submit copy of report to any official committee appointed in the case.

		Document	Explanation
REQUIRED DOCUMENTS	Form No.	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliations (or copies of debtor’s bank reconciliations)	MOR-1a		X
Schedule of Professional Fees Paid	MOR-1b	X
Copies of bank statements			X
Cash disbursements journals			X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Post petition Taxes	MOR-4		X
Copies of IRS Form 6123 or payment receipt			X
Copies of tax returns filed during reporting period			X
Summary of Unpaid Post petition Debts	MOR-4	X
Listing of aged accounts payable		X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

Signature of Authorized Individual*	Date

NOTES TO MONTHLY OPERATING REPORTS
Presentation
     The Debtors’ monthly operating reports have not been audited, are subject to change and have been prepared as required by the Office of the United States Trustee. The monthly operating reports have not been prepared to provide financial information specifically relating to any outstanding securities of the Debtors, or any of their respective affiliates. The results of operations reflected in these reports do not, and are not intended to provide a complete report regarding the results of operations of Fedders Corporation and subsidiaries on a consolidated basis for the period reported.
Intercompany Transactions
     Intercompany transactions as presented in these reports are subject to possible timing differences resulting from the timing of balance sheet recognition by each entity.
     The Monthly Operating Reports generally reflect the results of operations and financial position of the Debtors and ongoing arrangements between Fedders Corporation and one or more of the Debtors, or between the Debtors, in the same manner as such arrangements were reported historically. The treatment of these arrangements may be subject to challenge in the bankruptcy case. Such arrangements, and the manner in which they are treated or required to be reported in the bankruptcy case, could have a material impact on the respective assets, liabilities and results of operations of Fedders Corporation and/or one or more of the Debtors and any financial presentation thereof.
Income Taxes
     The Debtors account for income taxes on a consolidated basis for purposes of consolidated reporting and do not account for income taxes by legal entity. Accordingly, the provision for income taxes and the income tax asset or liability in the accompanying statement of operations and balance sheet, respectively, do not necessarily reflect the entity’s current income tax position for the period being presented.
Pre-Petition Liabilities
     As a result of certain First Day Orders entered by the Bankruptcy Court, the Debtors were authorized to pay certain pre-petition liabilities. The liabilities, which primarily included wages, salaries and other compensation and certain fiduciary taxes, are no longer subject to compromise. Pre-petition liabilities, as presented on the Balance Sheet (MOR-3), exclude these liabilities.

Reporting Entities
     This Monthly Operating Report reflects the following:
1.	Fedders Holding Company and Fedders Investment Corporation are inactive entities;

2.	Operating results for Island Metal Fabricating Inc. are included with the operating results for Fedders Islandaire, Inc.;

3.	Operating results for Trion, Inc. include Envirco Corporation and Herrmidifier Company, Inc.; and

4.	“Total Company” results include both Debtor and Non-Debtor entities.

CONTENTS

I.	Statement of Operations
II.	Balance Sheet
III.	Schedule of Cash Receipts and Disbursements
IV.	Disbursement Summary by Legal Entity
V.	Schedule of Aged Accounts Receivable
VI.	Schedule of Aged Accounts Payable
VII.	Schedule of Advisory Fees Paid
VIII.	Book Balance Detail for Cash Accounts
IX.	Debtor Questionnaire
X.	Attestations Regarding Monthly Operating Report

Fedders North America Inc., et al.
I. Statement of Operations for the Month Ending 9/30/2007
($000’s)

	Fedders North	Columbia Specialties	Emerson Quiet	Envirco	Eubank Coil	Fedders Addison	Fedders	Fedders Holding
	America, Inc.	Inc.	Kool Corporation	Corporation	Company	Company, Inc.	Corporation	Company, Inc.	Fedders Inc.
	07-11176	07-11177	07-11178	07-11179	07-11180	07-11181	07-11182	07-11183	07-11184
Net Sales	$—	$—	$661	$—	$68	$1,180	$—	$—	$135

Standard Cost of Sales	6	—	1,271	—	109	1,069	—	—	113

Gross Profit	(6)	—	(610)	—	(41)	111	—	—	22

Operating Expenses:
Administrative	18	—	212	—	—	103	597	—	1
Advertising	—	—	33	—	—	—	—	—	—
Selling	(10)	—	182	—	12	105	—	—	37
Shipping & Warehousing	—	—	108	—	11	19	—	—	—
Research & development	—	—	263	—	(5)	85	—	—	—
Amortization Expense	—	—	—	—	—	—	—	—	—
Goodwill Impairment	—	—	—	—	—	—	—	—	—

Total Operating Expenses	8	—	798	—	18	312	597	—	38

Advisory costs	—	—	—	—	—	—	611	—	—
Restructuring Expense	—	—	—	—	—	—	—	—	—

Operating Income (Loss)	(14)	—	(1,408)	—	(59)	(201)	(1,208)	—	(16)

Corporate Overhead	—	—	383	—	16	97	(518)	—	22
Net Use Assets Charge	23	—	61	—	8	53	(147)	—	(25)
Unconsolidated JV income(loss)	—	—	—	—	—	—	—	—	—
Partner’s JV Interest	—	—	—	—	—	—	—	—	—
Net Interest Expense	79	—	—	—	1	—	1,208	—	(1)
Other Expense(inc)	—	—	(14)	—	—	—	(36)	—	(67)

Income before income taxes	(116)	—	(1,838)	—	(84)	(351)	(1,715)	—	55

Income Taxes	—	—	—	—	—	—	—	—	—

Net income(loss)	$(116)	$—	$(1,838)	$—	$(84)	$(351)	$(1,715)	$—	$55

EBITDA	$92	$—	$(1,401)	$—	$(39)	$(173)	$(543)	$—	$(16)

Fedders North America Inc., et al.
I. Statement of Operations for the Month Ending 9/30/2007
($000’s)

		Fedders
	Fedders International,	Investment	Fedders Islandaire,	Fedders Outlet,	Herrmidifier	Island Metal	Rotorex Company
	Inc.	Corporation	Inc.	Inc.	Company	Fabricating, Inc.	Inc.	Trion, Inc.	Total	Total
	07-11185	07-11186	07-11187	07-11188	07-11189	07-11190	07-11191	07-11192	Debtors	Company
Net Sales	$—	$—	$2,126	$—	$—	$—	$—	$2,054	$6,224	$7,160
		—			—	—
Standard Cost of Sales	—	—	1,653	—	—	—	—	1,627	5,848	6,781

Gross Profit	—	—	473	—	—	—	—	427	376	379

Operating Expenses:
Administrative	4	—	202	—	—	—	59	69	1,265	1,474
Advertising	—	—	1	—	—	—	—	2	36	45
Selling	—	—	87	—	—	—	—	130	543	745
Shipping & Warehousing	—	—	—	—	—	—	—	5	143	176
Research & development	—	—	23	—	—	—	—	48	414	306
Amortization Expense	—	—	45	—	—	—	—	10	55	61
Goodwill Impairment	—	—	—	—	—	—	—	—	—	—

Total Operating Expenses	4	—	358	—	—	—	59	264	2,456	2,807

Advisory costs	—	—	—	—	—	—	—	—	611	611
Restructuring Expense	—	—	—	—	—	—	—	—	—	—

Operating Income (Loss)	(4)	—	115	—	—	—	(59)	163	(2,691)	(3,039)

Corporate Overhead	—	—	—	—	—	—	—	—	—	—
Net Use Assets Charge	—	—	—	—	—	—	26	1	—	—
Unconsolidated JV income(loss)	—	—	—	—	—	—	—	—	—	(84)
Partner’s JV Interest	—	—	—	—	—	—	—	—	—	99
Net Interest Expense	—	—	2	—	—	—	—	—	1,289	1,317
Other Expense(inc)	(9)	—	12	—	—	—	—	(4)	(118)	(51)

Income before income taxes	5	—	101	—	—	—	(85)	166	(3,862)	(4,290)

Income Taxes	—	—	15	—	—	—	—	—	15	(31)

Net income(loss)	$5	$—	$116	$—	$—	$—	$(85)	$166	$(3,847)	$(4,321)

EBITDA	$(4)	$—	$175	$—	$—	$—	$(25)	$214	$(1,720)	$(1,931)

Fedders North America, Inc. et al.
II. Balance Sheet as of 9/30/2007
($000’s)

	Fedders North	Columbia Specialties	Emerson Quiet	Envirco	Eubank Coil	Fedders Addison	Fedders	Fedders Holding
	America, Inc.	Inc.	Kool Corporation	Corporation	Company	Company, Inc.	Corporation	Company, Inc.	Fedders Inc.
	07-11176	07-11177	07-11178	07-11179	07-11180	07-11181	07-11182	07-11183	07-11184
ASSETS:

Cash	$3	$—	$11	$—	$9	$1	$2,181	$—	$281
Marketable Securities	—	—	—	—	—	—	—	—	—
Gross Receivables	—	—	10,189	—	25	3,267	—	—	602
Less:Allowance	—	—	(380)	—	(12)	(149)	—	—	(209)

Net Accounts Receivable	—	—	9,809	—	13	3,118	—	—	393

Inventories:
Finished goods	66	—	14,052	—	189	709	—	—	26
Work in progress	—	—	—	—	141	124	—	—	—
Raw Materials	113	—	—	—	565	4,060	—	—	—
Service Parts	—	—	2,007	—	—	61	—	—	—
Supplies	—	—	—	—	—	—	—	—	—
Freight & Duty	—	—	—	—	(8)	—	—	—	—
In-Transit Inventory	—	—	93	—	—	—	—	—	—

Gross Inventory	179	—	16,152	—	887	4,954	—	—	26
Less inventory reserves	(179)	—	(2,224)	—	(514)	(1,066)	—	—	(5)

Net Inventory	—	—	13,928	—	373	3,888	—	—	21
Deferred Tax Benefit	—	—	—	—	—	—	—	—	—
Asset held for sale	—	—	—	—	—	—	—	—	—
Prepaids/Other assets	1,035	7	284	—	17	724	953	—	98

Total Current Asset	1,038	7	24,032	—	412	7,731	3,134	—	793

Investment in Subsidiaries [1]	7,213	—	7,867	—	—	—	26,877	—	—

Property,Plant & Equipment
Land	80	—	—	—	—	1,610	—	—	—
Land Improvement	287	—	—	—	154	—	—	—	—
Buildings	7,808	—	—	—	2,055	1,999	—	—	—
Leasehold improvement	—	—	47	—	—	—	1,262	—	—
Machinery & Equipment	8,849	—	1,028	—	3,804	2,210	884	—	15
Furniture & Fixture	44	—	464	—	255	44	1,228	—	87
Auto & Trucks	16	—	—	—	47	—	—	—	—
Jigs & Dies	7,655	—	—	—	545	—	—	—	—
Construction in Progress	—	—	—	—	—	68	—	—	—

Gross P.P.& E.	24,739	—	1,539	—	6,860	5,931	3,374	—	102
Accumulated Depreciation	(20,177)	—	(1,434)	—	(4,426)	(1,363)	(3,305)	—	(102)

Net P.P.& E.	4,562	—	105	—	2,434	4,568	69	—	—

Other long term assets:
Deferred Tax Benefit	—	—	—	—	—	—	—	—	—
Goodwill	—	—	—	—	—	—	—	—	—
Other Intangibles	9	—	—	—	—	—	—	—	—
Other Assets	3,554	—	—	—	—	—	16,104	—	—

Total Assets	$16,376	$7	$32,004	$—	$2,846	$12,299	$46,184	$—	$793

[1]	Does not reflect eliminations between the Debtor entities

Fedders North America, Inc. et al.
II. Balance Sheet as of 9/30/2007
($000’s)

	Fedders North	Columbia Specialties	Emerson Quiet	Envirco	Eubank Coil	Fedders Addison	Fedders	Fedders Holding
	America, Inc.	Inc.	Kool Corporation	Corporation	Company	Company, Inc.	Corporation	Company, Inc.	Fedders Inc.
	07-11176	07-11177	07-11178	07-11179	07-11180	07-11181	07-11182	07-11183	07-11184
LIABILITIES & EQUITY:

Short Term Notes	$—	$—	$—	$—	$—	$—	$20,832	$—	$—
Current Portion of L/T debt	282	—	—	—	162	—	—	—	—
Accounts Payable	141	—	360	—	30	728	608	—	57
Accrued Expenses:	—	—	—	—	—	—	—	—	—
Salaries & Wages	101	—	215	—	34	213	2,183	—	9
Payroll Taxes	—	—	8	—	1	—	124	—	—
Total Accrued Expenses	511	—	566	—	9	(51)	1,446	—	15
Other Current Liabilities	—	—	—	—	—	—	—	—	—

Total Current Liab-Post Petition	1,035	—	1,149	—	236	890	25,193	—	81

Intercompany Accounts	609	—	(224)	—	96	70	1,776	—	401
Long Term Debt	—	—	—		—	—	11		—

Other L/T Liabilities:
Deferred Income Taxes	—	—	—	—	—	—	—	—	—
Other L/T Liabilities	—	—	—	—	—	—	—	—	—

Pre-Petition Intercompany Acccounts	(407,437)	5,626	59,455	—	30,082	7,353	262,479	—	(19,430)
Liabilities Subject to Compromise	160,695	86	13,713	—	484	3,613	61,619	—	3,932

Total Liabilities	(245,098)	5,712	74,093	—	30,898	11,926	351,078	—	(15,016)

Stockholders Equity:
Preferred Stock	—	—	—	—	—	—	411	—	—
Common Stock	5	—	—	—	1	—	3,478	—	—
Class A Stock	—	—	—	—	—	—	4,057	—	—
Class B Stock	—	—	—	—	—	—	739	—	—
Warrants-Common Stock	—	—	—	—	—	—	1,000	—	—
Paid in Capital	47,147	—	(4,842)	—	999	7,814	(34,498)	—	4,842
Retained Earning-prior	225,447	(4,533)	(23,593)	—	(28,091)	(6,009)	(225,055)	—	9,620
Current Month Net Income(Loss)	(11,125)	(1,172)	(13,748)	—	(961)	(1,432)	(17,994)	—	1,330
Dividends Declared	—	—	—	—	—	—	—	—	—
Treasury Stock Sold	—	—	—	—	—	—	(11,412)	—	—
Deferred Compensation	—	—	—	—	—	—	—	—	—
Treasury stock	—	—	—	—	—	—	(25,620)	—	—
Currency Translation Adjustment	—	—	94	—	—	—	—	—	17

Total Stockholder’s equity	261,474	(5,705)	(42,089)	—	(28,052)	373	(304,894)	—	15,809

Total liabilities & equity	$16,376	$7	$32,004	$—	$2,846	$12,299	$46,184	$—	$793

Fedders North America, Inc. et al.
II. Balance Sheet as of 9/30/2007
($000’s)

	Fedders International,	Fedders Investment	Fedders Islandaire,	Fedders	Herrmidifier	Island Metal	Rotorex
	Inc.	Corporation	Inc.	Outlet, Inc.	Company	Fabricating, Inc.	Company Inc.	Trion, Inc.	Total	Total
	07-11185	07-11186	07-11187	07-11188	07-11189	07-11190	07-11191	07-11192	Debtors	Company
ASSETS:

Cash	$17	$—	$(191)	$7	$—	$—	$—	$3	$2,322	$5,127
Marketable Securities	—	—	—	—	—	—	—	—	—	—
Gross Receivables	332	—	4,854	—	—	—	—	3,418	22,687	33,648
Less:Allowance	(9)	—	(22)	—	—	—	—	(30)	(811)	(4,102)

Net Accounts Receivable	323	—	4,832	—	—	—	—	3,388	21,876	29,546

Inventories:
Finished goods	98	—	2,998	—	—	—	—	1,895	20,033	24,128
Work in progress	—	—	293	—	—	—	—	865	1,423	2,359
Raw Materials	94	—	3,407	—	—	—	—	1,958	10,197	23,136
Service Parts	46	—	—	—	—	—	—	213	2,327	2,529
Supplies	—	—	85	—	—	—	—	—	85	339
Freight & Duty	—	—	—	—	—	—	—	—	(8)	(7)
In-Transit Inventory	—	—	—	—	—	—	—	650	743	1,052

Gross Inventory	238	—	6,783	—	—	—	—	5,581	34,800	53,536
Less inventory reserves	(207)	—	(544)	—	—	—	—	(812)	(5,551)	(7,956)

Net Inventory	31	—	6,239	—	—	—	—	4,769	29,249	45,580
Deferred Tax Benefit	—	—	—	—	—	—	—	—	—	—
Asset held for sale	—	—	—	—	—	—	—	—	—	—
Prepaids/Other assets	847	—	352	—	—	—	57	188	4,562	7,802

Total Current Asset	1,218	—	11,232	7	—	—	57	8,348	58,009	88,055

Investment in Subsidiaries [1]	21,144	—	—	—	—	—	—	(760)	62,341	—

Property,Plant & Equipment
Land	—	—	—	—	—	—	468	476	2,634	2,634
Land Improvement	—	—	—	—	—	—	899	23	1,363	1,363
Buildings	—	—	—	—	—	—	10,770	5,808	28,440	30,723
Leasehold improvement	—	—	387	—	—	—	—	425	2,121	5,812
Machinery & Equipment	4	—	954	—	—	—	4,112	5,475	27,335	52,098
Furniture & Fixture	41	—	129	—	—	—	889	3,713	6,894	8,359
Auto & Trucks	—	—	83	—	—	—	—	—	146	1,474
Jigs & Dies	—	—	73	—	—	—	321	4,281	12,875	15,696
Construction in Progress	—	—	—	—	—	—	—	—	68	83

Gross P.P.& E.	45	—	1,626	—	—	—	17,459	20,201	81,876	118,242
Accumulated Depreciation	(44)	—	(450)	—	—	—	(12,433)	(15,320)	(59,054)	(81,332)

Net P.P.& E.	1	—	1,176	—	—	—	5,026	4,881	22,822	36,910

Other long term assets:
Deferred Tax Benefit	—	—	—	—	—	—	—	—	—	—
Goodwill	—	—	9,074	—	—	—	—	—	9,074	27,493
Other Intangibles	—	—	3,042	—	—	—	—	182	3,233	3,233
Other Assets	282	—	—	—	—	—	—	—	19,940	25,670

Total Assets	$22,645	$—	$24,524	$7	$—	$—	$5,083	$12,651	$175,419	$181,361

[1]	Does not reflect eliminations between the Debtor entities

Fedders North America, Inc. et al.
II. Balance Sheet as of 9/30/2007
($000’s)

	Fedders International,	Fedders Investment	Fedders Islandaire,	Fedders	Herrmidifier	Island Metal	Rotorex
	Inc.	Corporation	Inc.	Outlet, Inc.	Company	Fabricating, Inc.	Company Inc.	Trion, Inc.	Total	Total
	07-11185	07-11186	07-11187	07-11188	07-11189	07-11190	07-11191	07-11192	Debtors	Company
LIABILITIES & EQUITY:

Short Term Notes	$—	$—	$—	$—	$—	$—	$—	$—	$20,832	$29,945
Current Portion of L/T debt	—	—	61	—	—	—	—	—	505	624
Accounts Payable	2	—	(425)	—	—	—	1	533	2,035	39,212
Accrued Expenses:	—	—	—	—	—	—	—	—	—	—
Salaries & Wages	341	—	472	—	—	—	—	136	3,704	4,938
Payroll Taxes	10	—	8	—	—	—	—	1	152	199
Total Accrued Expenses	4	—	394	—	—	—	—	10	2,904	9,082
Other Current Liabilities [1]	—	—	—	—	—	—	—	—	—	223

Total Current Liab-Post Petition	357	—	510	—	—	—	1	680	30,132	84,223

Intercompany Accounts	90	—	(1,551)	—	—	—	42	(712)	597	(7,164)
Long Term Debt	—		210	—			—	—	221	1,362

Other L/T Liabilities:
Deferred Income Taxes	—	—	—	—	—	—	—	—	—	—
Other L/T Liabilities	—	—	—	—	—	—	—	—	—	4,298

Pre-Petition Intercompany Acccounts	58,232	—	13,250	7	—	—	2,785	20,825	33,227	7,166
Liabilities Subject to Compromise	1,229	—	5,966	—	—	—	17	2,191	253,545	253,545

Total Liabilities	59,908	—	18,385	7	—	—	2,845	22,984	317,722	343,430

Stockholders Equity:
Preferred Stock	—	—	—	—	—	—	—	—	411	21
Common Stock	—	—	5	—	—	—	—	1,499	4,988	372
Class A Stock	—	—	—	—	—	—	—	—	4,057	—
Class B Stock	—	—	—	—	—	—	—	—	739	25
Warrants-Common Stock	—	—	—	—	—	—	—	—	1,000	1,000
Paid in Capital	3,410	—	—	—	—	—	62,350	(1,879)	85,343	115,668
Retained Earning-prior	(40,690)	—	4,960	—	—	—	(59,252)	(11,883)	(159,079)	(199,695)
Current Month Net Income(Loss)	37	—	1,174	—	—	—	(860)	1,573	(43,178)	(46,372)
Dividends Declared	—	—	—	—	—	—	—	247	247	—
Treasury Stock Sold	—	—	—	—	—	—	—	—	(11,412)	(11,412)
Deferred Compensation	—	—	—	—	—	—	—	—	—	—
Treasury stock	—	—	—	—	—	—	—	—	(25,620)	(24,276)
Currency Translation Adjustment	(20)	—	—	—	—	—	—	110	201	2,600

Total Stockholder’s equity	(37,263)	—	6,139	—	—	—	2,238	(10,333)	(142,303)	(162,069)

Total liabilities & equity	$22,645	$—	$24,524	$7	$—	$—	$5,083	$12,651	$175,419	$181,361

[1]	Includes an eliminating entry for a federal tax benefit of $17.9 million

Fedders North America, Inc. et al.
III. Schedule of Receipts and Disbursements for the Month Ending 9/30/2007
($ in 000’s)

			Emerson Quiet
	Fedders North	Columbia	Kool	Envirco	Eubank Coil	Fedders Addison	Fedders	Fedders Holding
	America, Inc.	Specialties Inc.	Corporation	Corporation	Company	Company, Inc.	Corporation	Company, Inc.	Fedders, Inc. [1]
Receipts and Disbursements	07-11176	07-11177	07-11178	07-11179	07-11180	07-11181	07-11182	07-11183	07-11184
Collections	$—	$—	$2,329	$—	$12	$1,170	$11	$—	$—

Operating Disbursements

Employee Costs	—	—	296	—	53	519	611	—	—
Material Costs	—	—	9	—	—	637	—	—	—
China Purchases-Ningbo (Intercompany)	—	—	—	—	—	—	—	—	—
China Purchases-Suzhou (Intercompany)	—	—	—	—	—	—	—	—	—
China Transfers-Qingpu (Intercompany)	—	—	—	—	—	—	204	—	—
Freight/Duty	—	—	145	—	—	21	128	—	—
Utilities	—	—	8	—	—	16	—	—	—
Machinery & Equip	—	—	6	—	—	17	1	—	—
Facility Costs	—	—	21	—	—	—	32	—	—
IT/Telecom	—	—	14	—	—	5	42	—	—
Insurance	—	—	19	—	—	6	167	—	—
Taxes	—	—	64	—	—	9	9	—	—
Other	322	—	334	—	27	27	150	—	171

	322	—	917	—	80	1,259	1,344	—	171

Operating Cash Flow	(322)	—	1,412	—	(68)	(89)	(1,333)	—	(171)

Non-Operating Disbursements

Interest	—	—	37	—	—	—	13	—	—
Restructuring Fees	—	—	—	—	—	—	327	—	—
Deposits	—	—	—	—	—	—	—	—	—

	—	—	37	—	—	—	340	—	—

Net Cash Generated (Used)	$(322)	$—	$1,375	$—	$(68)	$(89)	$(1,673)	$—	$(171)

[1]	Collections for Fedders Inc. are captured in Emerson Quiet Kool Corporation

Fedders North America, Inc. et al.
III. Schedule of Receipts and Disbursements for the Month Ending 9/30/2007
($ in 000’s)

		Fedders
	Fedders	Investment	Fedders	Fedders	Herrmidifier	Island Metal	Rotorex
	International, Inc.	Corporation	Islandaire, Inc.	Outlet, Inc.	Company	Fabricating, Inc.	Company Inc.	Trion, Inc.	Total
Receipts and Disbursements	07-11185	07-11186	07-11187	07-11188	07-11189	07-11190	07-11191	07-11192	Debtors
Collections	$—	$—	$3,122	$—	$—	$—	$—	$1,438	$8,082

Operating Disbursements

Employee Costs	—	—	564	—	—	—	—	287	2,330
Material Costs	—	—	1,717	—	—	—	—	446	2,809
China Purchases-Ningbo (Intercompany)	—	—	—	—	—	—	—	—	—
China Purchases-Suzhou (Intercompany)	—	—	—	—	—	—	—	1,189	1,189
China Transfers-Qingpu (Intercompany)	—	—	—	—	—	—	—	—	204
Freight/Duty	—	—	58	—	—	—	—	14	367
Utilities	—	—	16	—	—	—	—	45	86
Machinery & Equip	—	—	14	—	—	—	—	5	43
Facility Costs	—	—	57	—	—	—	—	2	112
IT/Telecom	—	—	3	—	—	—	—	1	65
Insurance	—	—	45	—	—	—	—	44	282
Taxes	—	—	85	—	—	—	—	—	167
Other	—	—	80	—	—	—	—	152	1,263

	—	—	2,638	—	—	—	—	2,186	8,917

Operating Cash Flow	—	—	484	—	—	—	—	(748)	(835)

Non-Operating Disbursements

Interest	—	—	—	—	—	—	—	—	50
Restructuring Fees	—	—	—	—	—	—	—	—	327
Deposits	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	377

Net Cash Generated (Used)	$—	$—	$484	$—	$—	$—	$—	$(748)	$(1,212)

Fedders North America, Inc. et al.
IV. Disbursements by Legal Entity for the Month Ending 9/30/2007
($000’s)

			Cumulative Post-
			Petition
Legal Entity	Case Number	Sep-07	Disbursements
Fedders North America, Inc.	07-11176	$322	$350
Columbia Specialties, Inc. [1]	07-11177	—	—
Emerson Quiet Kool Corporation	07-11178	954	1,338
Envirco Corporation [2]	07-11179	—	—
Eubank Coil Company	07-11180	80	107
Fedders Addison Company, Inc.	07-11181	1,259	1,595
Fedders Corporation	07-11182	1,684	4,869
Fedders Holding Company, Inc. [1]	07-11183	—	—
Fedders, Inc.	07-11184	171	203
Fedders International, Inc. [1]	07-11185	—	—
Fedders Investment Corporation [1]	07-11186	—	—
Fedders Islandaire, Inc.	07-11187	2,638	3,264
Fedders Outlet, Inc. [1]	07-11188	—	—
Herrmidifier Company, Inc. [2]	07-11189	—	—
Island Metal Fabricating, Inc. [3]	07-11190	—	—
Rotorex Company, Inc.	07-11191	—	—
Trion, Inc.	07-11192	2,186	3,080

Total Debtor Disbursements		$9,294	$14,805

[1]	Inactive Entity with no operating activity

[2]	Included within Trion, Inc.

[3]	Included within Fedders Islandaire, Inc.

Fedders North America, Inc. et al.
V. Accounts Receivable Reconciliation and Aging as of 9/30/2007
($000’s)

		Days Old
Legal Entity	Case Number	less than 30	31-60	61-90	91+	Total
Fedders North America, Inc.	07-11176	$—	$—	$—	$—	$—
Columbia Specialties, Inc.	07-11177	—	—	—	—	—
Emerson Quiet Kool Corporation	07-11178	3,418	1,383	2,197	3,191	10,188
Envirco Corporation.	07-11179	—	—	—	—	—
Eubank Coil Company	07-11180	36	(1)	(4)	(7)	25
Fedders Addison Company, Inc.	07-11181	1,810	658	144	439	3,051
Fedders Corporation	07-11182	—	—	—	—	—
Fedders Holding Company, Inc.	07-11183	—	—	—	—	—
Fedders, Inc.	07-11184	295	6	0	300	602
Fedders International, Inc.	07-11185	—	183	241	288	712
Fedders Investment Corporation	07-11186	—	—	—	—	—
Fedders Islandaire, Inc.	07-11187	2,107	1,409	540	798	4,854
Fedders Outlet, Inc.	07-11188	—	—	—	—	—
Herrmidifier Company, Inc.	07-11189	—	—	—	—	—
Island Metal Fabricating, Inc.	07-11190	—	—	—	—	—
Rotorex Company, Inc.	07-11191	—	—	—	—	—
Trion, Inc.	07-11192	1,585	943	219	47	2,794

Net Accounts Receivable of the Debtors		$9,251	$4,582	$3,337	$5,056	$22,226

Other Reconciling items [1]						461

Gross Accounts Receivable						$22,687

[1]	Includes adjusting journal entries, deposits collected during month and A/R balances related to IAQ Residential and IAQ Canada

Fedders North America, Inc. et al.
VI. Summary of Unpaid Post Petition Debts as of 9/30/2007
($000’s)

		Days Old
Legal Entity	Case Number	less than 30	31-60	61-90	91+	Total
Fedders North America, Inc.	07-11176	$46	$—	$—	$—	$46
Columbia Specialties, Inc.	07-11177	—	—	—	—	—
Emerson Quiet Kool Corporation	07-11178	72	3	—	—	75
Envirco Corporation.	07-11179		—	—	—	—
Eubank Coil Company	07-11180	9	1	—	—	9
Fedders Addison Company, Inc.	07-11181	481	12	—	—	492
Fedders Corporation [1]	07-11182	608	—	—	—	608
Fedders Holding Company, Inc.	07-11183		—	—	—	—
Fedders, Inc.	07-11184	0	0	—	—	1
Fedders International, Inc.	07-11185	2	—	—	—	2
Fedders Investment Corporation	07-11186		—	—	—	—
Fedders Islandaire, Inc. [2]	07-11187	(464)	39	—	—	(425)
Fedders Outlet, Inc.	07-11188		—	—	—	—
Herrmidifier Company, Inc.	07-11189		—	—	—	—
Island Metal Fabricating, Inc.	07-11190		—	—	—	—
Rotorex Company, Inc.	07-11191	—	—	—	—	—
Trion, Inc. [1]	07-11192	533	—	—	—	533

Total Aging		$1,287	$55	$—	$—	$1,341

Other Reconciling Items [3]						692
Total Unpaid Post Petition Debts						$2,035

[1]	For August and September, some payable amounts could not be retroactively aged — will be aged on a go-forward basis

[2]	Negative balance reflects deposits and Cash In Advance payments to vendors — will be reclassed in October

[3]	Relates to open Purchase Orders, accrued AP and adjusting journal entries

Fedders North America, Inc. et al.
VII. Advisory Fees Paid for the Month Ending 9/30/2007
($000’s)

Vendor	9/30/07	Cumulative [1]
Saul Ewing	$—	$—
Barrier Advisors [2]	102	102
Alvarez and Marsal [3]	150	150
Sitirck And Company	—	—
Chanin Advisors/ Duff & Phelps	75	75
Weil, Gotshal & Manges [2]	—	647
Mesirow Financial	—	—
Brown Rudnick	—	—
Lowenstein Sandler	—	—
Greenfield Traurig	—	—
Hanes & Boone	—	—
Logan & Company	—	—

Total Advisory Fees Paid	$327	$974

[1]	Cumulative advisory fee payments since 8/22/2007

[2]	Paid pursuant to Credit Agreement

[3]	Alvarez and Marsal was retained under Section 363 of the Bankruptcy Code

Fedders North America, Inc. et al.
VIII. Book Balance Cash Listing & Bank Reconciliation as of 9/30/2007
($000’s)

Case #	Legal Entity	Institution	Account #	Description	9/30 Book Balance
07-11176	Fedders North America, Inc.	Bank of America	4426398732	Misc. Deposits	$1	[1]

07-11178	Emerson Quiet Kool Corporation	Wachovia	2000006939267	Credit Card Account	14
07-11178	Emerson Quiet Kool Corporation	JPMorgan Chase	000000601224090	AP US$rkm	(3)

07-11178	Emerson Quiet Kool Corporation				$11

07-11180	Eubank Coil Company	Mellon Bank	786234	Depository - Lockbox	$8	[1]

07-11176	Fedders North America, Inc.	JPMorgan Chase	601224090	Disbursement	—
07-11176	Fedders North America, Inc.	American Beacon	222103510	Investment	—
07-11176	Fedders North America, Inc.	Institutional Cash Distributors	752-80027	Investment	—
07-11176	Fedders North America, Inc.	Reserve Funds	75225813	Investment	—
07-11176	Fedders North America, Inc.	SRS Institution	4032400017426	Investment	—
07-11176	Fedders North America, Inc.	Treasury Point	5621330	Investment	—
07-11180	Eubank Coil Company	Mellon Bank	786234	Depository - Lockbox	5
07-11180	Eubank Coil Company	Mellon Bank	1045294	Depository - Lockbox Fees	—
07-11181	Fedders Addison Company, Inc.	JPMorgan Chase	60188073	Disbursement	—
07-11182	Fedders Corporation	Bank of America	4426398732	Concentration	$218
07-11182	Fedders Corporation	Bank of America	4426398745	Depository - Lockbox	267
07-11182	Fedders Corporation	Bank of America	4426398981	Payroll	61
07-11182	Fedders Corporation	Bank of America	4426470061	Utility Escrow Acct	61
07-11182	Fedders Corporation	Wachovia	2100012379070	Depository	—
07-11182	Fedders Corporation	JPMorgan Chase	9102676799	Main Controlled Disbursement Acct	10
07-11182	Fedders Corporation	JPMorgan Chase	601224124	Disbursement	—
07-11182	Fedders Corporation	Institutional Cash Distributors	752-80099	Investment	1,248
07-11182	Fedders Corporation	Fidelity	80208846	Investment	—
07-11182	Fedders Corporation	Merrill Lynch	32503274	Investment	(0)
07-11182	Fedders Corporation	Janus	881235094	Investment	—
07-11182	Fedders Corporation	Standard Life	Feda100037	Investment	—
07-11182	Fedders Corporation	Wachovia London	4852166	Depository Euro Account	309
07-11182	Fedders Corporation	Wachovia London	4852026	Depository - US$	2
07-11182	Fedders Corporation	Wachovia London	4852036	Depository - British Pounds	0
07-11184	Fedders Inc.	Royal Bank of Canada	7270001777	Depository - US$	1
07-11187	Fedders Islandaire, Inc.	JPMorgan Chase	601882079	Disbursement	—
07-11192	Trion, Inc.	JPMorgan Chase	601829013	Disbursement	—

07-11182	Fedders Corporation Total				$2,181

07-11184	Fedders, Inc.	Royal Bank of Canada	1664200	Depository Ca$	6
07-11184	Fedders, Inc.	Royal Bank of Canada	1663400	Depository - Ca$	274
07-11184	Fedders, Inc.	Royal Bank of Canada	9431	Payroll Ca$	1
07-11184	Fedders, Inc.	Royal Bank of Canada	4033577	Depository - US$	0

07-11184	Fedders Inc.				$281

07-11185	Fedders International, Inc.	Wachovia London	4854036	Depository - British Pounds
07-11185	Fedders International, Inc.	Wachovia London	4854026	Depository - US$	1
07-11185	Fedders International, Inc.	Wachovia London	4854166	Depository Account	16

07-11185	Fedders International, Inc.				$17

07-11187	Fedders Islandaire, Inc.	Bank of America Payroll Account	4426398981	Depository Ca$	(26)	[2]
07-11187	Fedders Islandaire, Inc.	JPMorgan Chase	601882079	Disbursement Account	(349)	[2]
07-11187	Fedders Islandaire, Inc.	Wachovia (CC Receipts)	2.00001E+12	Depository Account	97
07-11187	Fedders Islandaire, Inc.	Royal Bank of Canada	1348283	Checking Account	82

07-11187	Fedders Islandaire, Inc. 1				$(196)	[1]

07-11188	Fedders Outlet, Inc.				$7

					$2,309	[1]

[1]	Small differences between ending balances and cash number presented on the balance sheet is primarily related to petty cash

[2]	Negative amount represents checks that have been cut but have not cleared the bank by month’s end, which are funded as the checks are presented to the bank

Fedders North America, Inc. et al.
IX. Debtor Questionnaire for the Stub Period Ending 9/30/2007

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X

3. Have all post petition tax returns been timely filed? If no, provide an explanation below. [1]		X

4. Are workers compensation, general liability and other necessary insurance coverage’s in effect? If no, provide an explanation below.	X

5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X

[1]	Trion is still in the process of preparing the filing for North Carolina sales tax payable

X. ATTESTATIONS REGARDING MONTHLY OPERATING REPORT
     I submit this attestation in connection with the attached Monthly Operating Report:
     1. To the best of my knowledge, for August, 2007, Fedders North America, Inc., et al., has completed the reconciliation of all bank accounts for which bank statements have been received as of the date of this report. As part of such reconciliation, the ending balance reflected on each bank statement was reconciled to the Debtor’s accounting records.
     2. To the best of my knowledge, Fedders North America, Inc., et al., has made all requisite post-petition tax payments on a timely basis, except where noted in this report.

Name:	Robert Laurent
Title:	Chief Financial Officer